UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 29, 2013 (May 22, 2013)

Date of Report (Date of earliest event reported)

INERGY MIDSTREAM, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Second Supplemental Indenture

As of 5:00 p.m., New York City time, on May 22, 2013, the consent expiration date for Inergy Midstream, L.P.’s (the “Partnership”) previously announced consent solicitation for its 6.0% Senior Notes due 2020 (the “Notes”), the Partnership had received consents from the holders of 92.9% of the Notes.

On May 22, 2013, following receipt of the requisite consents, the Partnership entered into the Second Supplemental Indenture (the Second Supplemental Indenture”), by and among the Partnership, Inergy Midstream Finance Corp. (“Finance Corp” and together with the Partnership, the “Issuers”), the guarantors named therein and U.S. Bank National Association (the “Trustee”), to the Indenture, dated as of December 7, 2012, by and among the Issuers, the guarantors named therein and the Trustee, as amended (the “Indenture”). The Second Supplemental Indenture amends the Indenture to modify the definition of “Change of Control” so that the consummation of the previously announced and pending transactions involving the Partnership, Inergy, L.P., Crestwood Midstream Partners LP and Crestwood Holdings LLC and certain of their affiliates will not entitle holders of the Notes to require the Partnership to repurchase their Notes.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 22, 213, the Partnership issued a press release announcing the receipt of the requisite consents. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of May 22, 2013, by and among Inergy Midstream, L.P., NRGM Finance Corp., the Guarantors party thereto and U.S. Bank National Association.

99.1	Press Release dated as of May 22, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY MIDSTREAM, L.P.

By:	NRGM GP, LLC, its General Partner

Date: May 29, 2013	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of May 22, 2013, by and among Inergy Midstream, L.P., NRGM Finance Corp., the Guarantors party thereto and U.S. Bank National Association.

99.1	Press Release dated as of May 22, 2013.

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